UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2022

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Sandpointe Avenue, Suite 700, Santa Ana, California	92707-5759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (657) 335-3665

N/A

(Former name or former address, if changed since last report.)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	DCO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2022, the Board of Directors (the “Board”) of Ducommun Incorporated (the “Company”) unanimously adopted and approved the Amended and Restated 2020 Stock Incentive Plan (the “A&R 2020 Stock Plan”), subject to shareholder approval, to, among other things, make available 380,000 additional shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), for stock-based awards. The Company’s shareholders approved the A&R 2020 Stock Plan at the 2022 Annual Meeting of Shareholders held on April 20, 2022 (the “2022 Annual Meeting”).

Amendments reflected in the A&R 2020 Stock Plan include, but are not limited to the following: (i) increase the number of shares available for issuance pursuant to the A&R 2020 Stock Plan by 380,000 shares, (ii) extension of the expiration date of the plan from May 6, 2030 to April 20, 2032, (iii) addition of a provision prohibiting the issuance of common shares which have been delivered to or withheld by the Company to pay the withholding taxes related to a stock option, stock appreciation right, or the vesting or settlement of other awards, and (iv) certain other administrative changes. As of December 31, 2022, 113,579 shares remained available for issuance under the 2020 Stock Incentive Plan, which is the only active stock plan under which the Company can grant equity-based compensation awards.

The foregoing description of the terms of the A&R 2020 Stock Plan is qualified in its entirety by reference to the actual terms of the A&R 2020 Stock Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2022 Annual Meeting of Shareholders on April 20, 2022. At the 2022 Annual Meeting, the shareholders approved (1) the election of Messrs. Robert C. Ducommun and Dean M. Flatt as directors to serve for a three-year term ending at the Company’s 2025 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified, (2) ratify the election of Mr. Jay L. Haberland to serve on the Board of Directors until the Company’s 2024 Annual Meeting of Shareholders and until his successor has been duly elected and qualified, (3) approval of the Company’s executive compensation on an advisory basis, (4) approval of an amendment and restatement of the Company’s 2020 Stock Incentive Plan, and (5) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022. The shareholder vote on these matters was as follows:

	For	Withheld	Broker Non-Votes
Election of Robert C. Ducommun for a three-year term expiring in 2025	9,765,196	400,675	1,008,707
Election of Dean M. Flatt for a three-year term expiring in 2025	9,751,413	414,458	1,008,707

	For	Against	Abstain	Broker Non-Votes
Ratification of the election of Jay L. Haberland for a two-year term expiring in 2024	9,563,383	601,184	1,304	1,008,707

	For	Against	Abstain	Broker Non-Votes
Approval of the Company’s executive compensation on an advisory basis	7,383,732	2,773,306	8,833	1,008,707

	For	Against	Abstain	Broker Non-Votes
Approval of an Amendment and Restatement of the Company’s 2020 Stock Incentive Plan	8,719,436	1,441,093	5,342	1,008,707

	For	Against	Abstain	Broker Non-Votes
Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022	10,988,115	185,682	781	—

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Exhibit Title or Description

10.1	Ducommun Incorporated Amended and Restated 2020 Stock Incentive Plan

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED (Registrant)

Date: April 20, 2022	By:	/s/ Christopher D. Wampler
Christopher D. Wampler
Vice President, Chief Financial Officer, Controller and Treasurer